UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2009

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2009, Northwest Pipe Company (the “Company”) issued a press release announcing its preliminary estimates as to financial results for the quarter ended September 30, 2009. The Company also announced that it has delayed the filing of its Quarterly Report on Form 10-Q pending the conclusion of an ongoing internal investigation of certain accounting matters, including certain revenue recognition practices, being conducted by the Audit Committee of the Board of Directors with the assistance of independent professionals. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued November 11, 2009 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

  (d)     Exhibits.

99.1	Press Release issued by Northwest Pipe Company dated November 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 11, 2009.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ STEPHANIE J. WELTY
Stephanie J. Welty,
Senior Vice President and Chief Financial Officer